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                                                                    Exhibit 23.1


            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and in the headnote to the Selected Financial Data to the use of our report dated January 11, 2005 (except for Note 14, as to which the date is February 11,
2005) in Amendment No. 5 to the Registration Statement (Form S-1
No. 333-121173) and related Prospectus of CombinatoRx, Incorporated.

                                          /s/ Ernst & Young LLP


(August 18, 2005)
Boston, Massachusetts